BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Nature of Operations

Nature of Operations

McDermott International, Inc. (“MII”), a corporation incorporated under the laws of the Republic of Panama in 1959, is a engineering, procurement, construction and installation (“EPCI”) company focused on designing and executing complex offshore oil and gas projects worldwide. Providing fully integrated EPCI services, we deliver fixed and floating production facilities, pipeline installations and subsea systems from concept to commissioning. Operating in approximately 20 countries across the Americas, Middle East, Asia, the North Sea and Africa, our integrated resources include approximately 13,400 employees and a diversified fleet of marine vessels, fabrication facilities and engineering offices. We support our activities with comprehensive project management and procurement services, while utilizing our fully integrated capabilities in both shallow water and deepwater construction. Our customers include national, major integrated and other oil and gas companies, and we operate in most major offshore oil and gas producing regions throughout the world. We execute our contracts through a variety of methods, principally fixed-price, but also including cost reimbursable, cost-plus, day-rate and unit-rate basis or some combination of those methods. In these notes to our consolidated financial statements, unless the context otherwise indicates, “we,” “us” and “our” mean MII and its consolidated subsidiaries.

Basis of Presentation

Basis of Presentation

We have presented our consolidated financial statements in U.S. Dollars in accordance with accounting principles generally accepted in the United States (“GAAP”). These consolidated financial statements include the accounts of McDermott International, Inc., its consolidated subsidiaries and controlled entities. We use the equity method to account for investments in entities that we do not control, but over which we have significant influence. We generally refer to these entities as “joint ventures” or “unconsolidated affiliates.” We have eliminated all intercompany transactions and accounts.

We report financial results under three reporting segments consisting of Asia (“ASA”), Americas, Europe and Africa (“AEA”) and the Middle East (“MEA”). We also report certain corporate and other non-operating activities under the heading “Corporate and Other.” Corporate and Other primarily reflects corporate personnel and activities, incentive compensation programs and other costs, which are generally fully allocated to our operating segments. For financial information about our segments, see Note 11—“Segment Reporting”.

Consolidated statements of cash flows for the years ended December 31, 2013 and 2012 include amounts of gain on foreign currency of $13.2 million and $23.1 million, respectively, that have been reclassified to conform to 2014 presentation. Certain 2013 amounts in consolidated balance sheet have been reclassified to conform to 2014 presentation.

Business Segments

Business Segments

We continue to evolve our operating model to improve efficiency of decision-making so that we are able to better optimize market opportunities. In the first quarter of 2015, we completed changes to our organizational structure which resulted in realignment of our reporting segments. The North Sea and Africa operations were previously aggregated into the Middle East operating segment. However, the responsibility for business decisions relating to the North Sea and Africa was moved to our Americas operating segment in the first quarter of 2015. As a result, the North Sea and Africa business is reflected in our Americas segment, now referred to as Americas, Europe and Africa. All comparable periods presented have been revised to reflect this change. Accordingly, we now report financial results under three reporting segments consisting of (1) Americas, Europe and Africa (“AEA”), (2) the Middle East (“MEA”) and (3) Asia (“ASA”). We also report certain corporate and other non-operating activities under the heading “Corporate and other,” which primarily reflects corporate personnel and activities, incentive compensation programs and other costs that are generally fully allocated to our operating segments. However, corporate restructuring costs associated with our corporate reorganization are not allocated. See Note 11 for summarized financial information on our segments.

Pension Accounting Change

Pension Accounting Change

In the fourth quarter of 2014, we elected to change our accounting method for recognizing actuarial gains and losses for our pension and other post-retirement benefit plans. Historically, these gains and losses were recognized as a component of accumulated other comprehensive income (loss) on our consolidated balance sheets and amortized into our consolidated statements of operations and comprehensive income (loss) over the average future service period or the average remaining life expectancy of the plan participants.   Under the new accounting method, we immediately recognize actuarial gains and losses into earnings in the fourth quarter each year as a component of net periodic benefit cost. We believe the new accounting method is preferable as it accelerates recognition of gains and losses into net income to be closer to when events resulting in gains and losses occur, such as plan investment performance, changes in discount rates, interest rate movements, mortality expectations and changes in other actuarial assumptions. This change has been reported through retrospective application of the new accounting method to all periods presented. See Note 4 for a further discussion of our pension and postretirement benefits and Notes 13 and 14 for disclosures relating to the effect of this change in our accounting method. Also see “— Accumulated Other Comprehensive Loss” and Note 9 for certain tax restated disclosures relating to pension accounting change.

Revenue Recognition

Revenue Recognition

We determine the appropriate accounting method for each of our long-term contracts before work on the project begins. We generally recognize contract revenues and related costs on a percentage-of-completion method for individual contracts or combinations of contracts based on work performed, man hours, or a cost-to-cost method, as applicable to the activity involved. We include the amount of accumulated contract costs and estimated earnings that exceed billings to customers in contracts in progress. We include billings to customers that exceed accumulated contract costs and estimated earnings in advance billings on contracts. Most long-term contracts contain provisions for progress payments. We expect to invoice customers for all unbilled revenues. Certain costs are generally excluded from the cost-to-cost method of measuring progress, such as significant costs for materials and third-party subcontractors. Costs incurred prior to a project award are generally expensed during the period in which they are incurred. Total estimated project costs, and resulting contract income, are affected by changes in the expected cost of materials and labor, productivity, vessel costs, scheduling and other factors. Additionally, external factors such as weather, customer requirements and other factors outside of our control may affect the progress and estimated cost of a project’s completion and, therefore, the timing and amount of revenue and income recognition. In addition, change orders, which are a normal and recurring part of our business, can increase (sometimes substantially) the future scope and cost of a job. Therefore, change order awards (although frequently beneficial in the long term) can have the short-term effect of reducing the job percentage of completion and thus the revenues and profits recognized to date. We regularly review contract price and cost estimates as the work progresses and reflect adjustments in profit, proportionate to the job percentage of completion in the period when those estimates are revised. Revenue from unapproved change orders is generally recognized to the extent of the lesser of amounts we expect to recover or costs incurred. Additionally, to the extent that claims included in backlog, including those which arise from change orders which are under dispute or which have been previously rejected by the customer, are not resolved in our favor, there could be reductions in, or reversals of previously reported amounts of, revenues and profits, and charges against current earnings, which could be material.

Claims Revenue

Claims revenue may relate to various factors, including the procurement of materials, equipment performance failures, change order disputes or schedule disruptions and other delays, including those associated with weather or sea conditions. Claims revenue, when recorded, is only recorded to the extent of the lesser of the amounts management expects to recover or the associated costs incurred in our consolidated financial statements. We include certain unapproved claims in the applicable contract values when we have a legal basis to do so, consider collection to be probable and believe we can reliably estimate the ultimate value. Amounts attributable to unapproved change orders are not included in claims. We continue to actively engage in negotiations with our customers on our outstanding claims. However, these claims may be resolved at amounts that differ from our current estimates, which could result in increases or decreases in future estimated contract profits or losses. Claims are generally negotiated over the course of the respective projects and many of our projects are long-term in nature. None of the claims included in our estimates at completion at December 31, 2014 were the subject of any litigation proceedings.

The amount of revenues and costs included in our estimates at completion (i.e., contract values) associated with such claims was $6.5 million and $17.2 million as of December 31, 2014 and December 31, 2013, respectively. All of those claim amounts at December 31, 2014 and 2013 were related to our MEA segment. These amounts are determined based on various factors, including our analysis of the underlying contractual language and our experience in making and resolving claims. There were no costs in the year ended December 31, 2014 in our consolidated financial statements pertaining to claims.  For the year ended December 31, 2013, $11.7 million of revenues and costs are included in our consolidated financial statements pertaining to claims, all of which were related to the MEA segment. Our unconsolidated joint ventures did not include any claims revenue or associated costs in their financial results for the year ended December 31, 2014 and 2013.

We continue to actively engage in negotiations with our applicable customers with respect to our outstanding claims. However, these claims may be resolved at amounts that differ from our current estimates, which could result in increases or decreases in future estimated contract profits or losses.

Deferred Profit Recognition

For contracts as to which we are unable to estimate the final profitability due to their uncommon nature, including first-of-a-kind projects, we recognize equal amounts of revenue and cost until the final results can be estimated more precisely. For these contracts, we only recognize gross margin when reliably estimable and the level of uncertainty has been significantly reduced, which we generally determine to be when the contract is at least 70% complete. We treat long-term construction contracts that contain such a level of risk and uncertainty that estimation of the final outcome is impractical, as deferred profit recognition contracts If, while being accounted for under our deferred profit recognition policy, a current estimate of total contract costs indicates a loss, the projected loss is recognized in full and the project is accounted for under our normal revenue recognition guidelines. Prior to the fourth quarter of 2013, we accounted for an AEA segment project under our deferred profit recognition policy. The project was completed during the year ended December 31, 2014. Currently, we are not accounting for any projects under our deferred profit recognition policy.

Completed Contract Method

Under the completed contract method, revenue and gross profit is recognized only when a contract is completed or substantially complete. We generally do not enter into fixed-price contracts without an estimate of cost to complete that we believe to be accurate. However, it is possible that in the time between contract award and the commencement of work on a project, we could lose the ability to forecast costs to complete adequately, based on intervening events, including, but not limited to, experience on similar projects, civil unrest, strikes and volatility in our expected costs. In such a situation, we would use the completed contract method of accounting for that project. We did not enter into any contracts that we accounted for under the completed contract method during 2014, 2013 or 2012.

Loss Recognition

A risk associated with fixed-priced contracts is that revenue from customers may not cover increases in our costs. It is possible that current estimates could materially change for various reasons, including, but not limited to, fluctuations in forecasted labor and vessel productivity, vessel repair requirements, weather downtime, subcontractor or supplier performance, pipeline lay rates or steel and other raw material prices. Increases in costs associated with our fixed-price contracts could have a material adverse impact on our consolidated financial condition, results of operations and cash flows. Alternatively, reductions in overall contract costs at completion could materially improve our consolidated financial condition, results of operations and cash flows.

As of December 31, 2014, we have provided for our estimated costs to complete on all of our ongoing contracts. However, it is possible that current estimates could change due to unforeseen events, which could result in adjustments to overall contract costs. Variations from estimated contract performance could result in material adjustments to operating results. For all contracts, if a current estimate of total contract cost indicates a loss, the projected loss is recognized in full when determined.

Of the December 31, 2014 backlog, approximately $401.2 million relates to five active projects that are in a loss position, whereby future revenues are expected to equal costs when recognized. Included in this amount are $146.4 million of backlog associated with an EPCI project in Altamira which is expected to be completed in the fourth quarter of 2015, $102.2 million of backlog pertaining to a five-year charter of the Agile in Brazil, which began in early 2012, and $50.1 million of backlog relating to a charter project in Brazil scheduled for completion during the second quarter of 2015, all of which are being conducted by our AEA segment. The amount also includes $92.9 million of backlog relating to an EPCI project in Saudi Arabia which is expected to be completed by the third quarter of 2016 and $9.6 million of backlog relating to a hook-up project in Saudi Arabia scheduled for completion by the second quarter of 2015, both being conducted in our MEA segment. It is possible that our estimates of gross profit could increase or decrease based on changes in productivity, actual downtime and the resolution of change orders and claims with the customers.

Use of Estimates

Use of Estimates

We use estimates and assumptions to prepare our financial statements in conformity with GAAP. These estimates and assumptions affect the amounts we report in our financial statements and accompanying notes. Our actual results could differ from these estimates, and variances could materially affect our financial condition and results of operations in future periods. Changes in project estimates generally exclude change orders and changes in scope, but may include, without limitation, changes in cost recovery estimates, unexpected changes in weather conditions, productivity, unidentified required vessel repairs, customer and vendor delays and other costs. We generally expect to experience a reasonable amount of unanticipated events, and some of these events can result in significant cost increases above cost amounts we previously estimated. As of December 31, 2014, we have provided for our estimated costs to complete on all of our ongoing contracts. However, it is possible that current estimates could change due to unforeseen events, which could result in adjustments to overall contract costs. Variations from estimated contract performance could result in material adjustments to operating results. For all contracts, if a current estimate of total contract cost indicates a loss, the projected loss is recognized in full when determined.

The following is a discussion of our most significant changes in estimates, which impacted operating income for the years ended December 31, 2014, 2013 and 2012.

Year ended December 31, 2014

Operating income for the year ended December 31, 2014 was impacted by changes in estimates relating to projects in each of our segments.

The ASA segment experienced net favorable changes aggregating approximately $51.6 million, primarily attributable to changes in estimates on seven projects. Changes in estimates on a recently completed subsea project in Malaysia resulted in an improvement of approximately $34.3 million during the year ended December 31, 2014, primarily related to productivity improvements on our marine vessels and offshore support activities, as well as the favorable resolution of cost contingencies relating to offshore performance risks. On a recently completed marine installation project in Brunei, a reduction in estimated cost to complete from productivity improvements on marine vessels and offshore support activities resulted in a favorable change of approximately $11.8 million. On two previously completed projects, insurance claim collection and final project close-out adjustments resulted in a combined additional recovery of approximately $10.3 million during the year ended December 31, 2014. In addition, completion of two projects resulted in project close-out savings of approximately $6.3 million. These positive changes were partially offset by a negative change in estimate of $11.0 million on an EPCI project in Australia, primarily due to lower than expected fabrication productivity, increase in procurement costs as well as an increase in marine costs primarily due to changes in marine asset utilization.

The MEA segment was negatively impacted by net unfavorable changes aggregating approximately $4.4 million, primarily attributable to changes in four projects. On one EPCI project in Saudi Arabia, we increased our estimated cost at completion by approximately $22.5 million (which may be recoverable from the customer, but which were not recognizable at December 31, 2014), primarily as a result of vessel downtime due to weather and standby delays amounting to $43.0 million, partially offset by increased cost recovery estimates of approximately $20.5 million based on positive discussions with the customer during the fourth quarter of 2014. On another EPCI project in Saudi Arabia, we increased our estimated cost to complete by $19.2 million, primarily as a result of increased cost estimates to complete the onshore scope. Although the project recognized a loss in the year ended December 31, 2013, it remains in an overall profitable position and is expected to be fully closed out by the quarter ending June 2015. On a third EPCI project in Saudi Arabia, we increased our estimated costs to complete by approximately $12.2 million, to reflect cost overruns related to (1) the onshore work, which was substantially completed in July 2014, and (2) delays in completing the offshore work, due to delayed access to the project site, resulting in a revised execution plan. The revised execution plan included the costs of an incremental mobilization and reflected inefficiencies of executing out-of-sequence work. This project remains profitable and is expected to be completed by March 2015. These negative changes were partially offset by approximately $53.5 million of increased cost recovery estimates on a recently completed pipelay project in the Caspian based on positive negotiations with the customer during the year ended December 31, 2014 in connection with the ongoing project close-out process. We expect final settlement on this process during early 2015, which could result in further changes to be recognized in 2015.

The AEA segment was negatively impacted by net unfavorable changes in estimates aggregating $37.2 million associated with five projects. On an EPCI project in Altamira, we increased our estimated cost to complete by approximately $68.9 million, due to liquidated damages and extended project management costs arising from unexpected project delays and projected fabrication cost increases reflecting reduced productivity and execution plan changes to mitigate further project delays, as well as procurement and marine installation cost increases. This project is in a loss position and is estimated to be completed in the fourth quarter of 2015. On a subsea project in the U. S.  Gulf of Mexico, we increased our estimated cost to complete by approximately $5.5 million, primarily due to increased costs from equipment downtime issues on the North Ocean 102 (the “NO 102”), our primary vessel working on the project, partially offset by project close-out savings on marine spread costs and increased cost recovery estimates based on positive developments from the ongoing negotiations with the customer. This project, which was in a loss position, was completed during the year ended December 31, 2014. On a fabrication project in Morgan City completed during 2013, we reduced our cost recovery estimates by approximately $7.8 million, mainly based on an agreement in principle with the customer during the year ended December 31, 2014, which resulted in lower-than-anticipated recoveries. These negative impacts were partially offset by $39.8 million of project close-out improvements on an EPCI project in Brazil, which resulted from marine cost reductions upon completion of activities and increased recoveries due to successful developments from the ongoing approval process for additional weather-related compensation. We also recognized $5.2 million of cost reductions on a marine installation project in the U. S. Gulf of Mexico, mainly due to project close-out improvements.

Year ended December 31, 2013

For the year ended December 31, 2013, we recognized net project losses of approximately $315.1 million due to changes in estimates across all three of our operating segments.

The ASA segment was negatively impacted by net losses of approximately $62.2 million due to changes in estimates on four projects. On the subsea project in Malaysia discussed above, we increased our estimated cost at completion by approximately $126.9 million primarily due to downtime on the NO 105 resulting from mechanical and offshore productivity issues. This project was completed in June 2014 with subsequent improvements of approximately $34.3 million in 2014, as discussed above. On an EPCI project in Australia we completed a settlement with the customer which resulted in lower-than-expected recoveries. This project was completed in the first quarter of 2013 and the settlement documents were executed on February 5, 2014. These deteriorations were partially offset by improvements on two projects. On another EPCI project in Australia, we reduced estimated costs to complete the project by approximately $64.1 million as a result of efficiencies and productivity improvements related to offshore hookup activities. This project was completed in early 2013. On a fabrication project in Australia, we increased our change order recovery and bonuses recognized by approximately $14.7 million resulting from settlements and achieved milestones. This project was completed in March 2014.

The MEA segment was negatively impacted by losses of $174.4 million due to changes in estimates on four projects. On the pipelay project in the Caspian Sea, we reduced the estimate of cost recovery as a result of ongoing negotiations with the customer.  This project was completed in June 2014 with subsequent improvements of approximately $53.5 million in 2014, as discussed above. On an EPCI project in Saudi Arabia, we increased our estimated cost at completion by approximately $62.5 million, primarily as a result of revisions to the project’s execution plans, increases in our estimated cost to complete due to an extended offshore hookup campaign requiring multiple vessel mobilizations and delays in completion of onshore activities. On another EPCI project in Saudi Arabia, we increased our estimated cost to complete by approximately $16.5 million, primarily due to weather downtime and revisions to our estimated cost to complete the hookup campaign. On a third EPCI project in Saudi Arabia, we increased our estimated cost to complete by approximately $16.4 million due to procurement and design issues which were settled on less favorable terms than previously expected. This project is currently in a loss position and is expected to be completed during the third quarter of 2016.

The AEA segment was negatively impacted by changes in estimates on six projects resulting in approximately $78.5 million of project losses. In Morgan City, we incurred additional costs of approximately $9.3 million to complete a fabrication project, primarily due to poor labor productivity. That project was completed during the fourth quarter of 2013. On a marine project in Mexico completed during 2012, we reversed previously recognized claim revenue by approximately $10.0 million due to unsuccessful claim resolution efforts. On the five-year charter of the Agile in Brazil, we increased the estimated cost to complete the project by approximately $8.6 million. The completion of this charter is expected during the first quarter of 2017. On two EPCI projects in Altamira, we increased our estimated costs at completion by approximately $40.9 million, primarily due to higher procurement costs, reduced labor productivity, and reduced utilization of the fabrication facility. Both of these projects are in a loss position. One was completed during the year ended December 31, 2014 and the other is expected to be completed by the fourth quarter of 2015. On a subsea project in the U.S. Gulf of Mexico, we recognized a loss of approximately $9.7 million, primarily driven by the recognition of liquidated damages due to the anticipated late arrival of vessels currently engaged on projects in Brazil and Malaysia. This project was completed during the year ended December 31, 2014.

Year ended December 31, 2012

Operating income for the year ended December 31, 2012 in our ASA segment benefited significantly from certain changes in estimates, which resulted in a reduction of remaining costs as a result of efficiencies and productivity improvements related to offshore hook-up activities on one of our EPCI projects, which was completed in early 2013. Excluding those cost savings, our costs increased by approximately 8% for the year ended December 31, 2012. These benefits were partially offset by certain project charges of approximately $23.0 million associated with anticipated productivity changes and project delays on one of our subsea projects, which was completed in 2014. In addition, our AEA segment was impacted by project charges of approximately $16.0 million relating to two projects, which were completed in 2013 primarily due to lower than expected fabrication productivity. In our MEA segment, we experienced project charges of approximately $13.0 million associated with increased cost estimates resulting from fabrication productivity and, to a lesser extent, higher than expected marine costs on a project, which was completed in early 2013.

Loss Contingencies

Loss Contingencies

We record liabilities for loss contingencies when it is probable that a liability has been incurred and the amount of loss is reasonably estimable. We provide disclosure when there is a reasonable possibility that the ultimate loss will exceed the recorded provision or if such loss is not reasonably estimable. We are currently involved in litigation and other proceedings, as discussed in Note 12. We have accrued our estimates of the probable losses associated with these matters and associated legal costs are generally recognized in selling, general and administrative expenses as incurred. However, our losses are typically resolved over long periods of time and are often difficult to estimate due to various factors, including the possibility of multiple actions by third parties. Therefore, it is possible future earnings could be affected by changes in our estimates related to these matters.

Cash and Cash Equivalents

Cash and Cash Equivalents

Our cash and cash equivalents are highly liquid investments with maturities of three months or less when we purchase them. We record cash and cash equivalents as restricted when we are unable to freely use such cash and cash equivalents for our general operating purposes. A majority of our restricted cash and cash equivalents serves as collateral for outstanding letters of credit, as further discussed in Note 3.

Investments

Investments

We classify investments available for current operations as current assets in the accompanying balance sheet, and we classify investments held for long-term purposes as noncurrent assets. We adjust the amortized cost of debt securities for amortization of premiums and accretion of discounts to maturity. That amortization is included in interest income. We include realized gains and losses on our investments in other income (expense)—net. The cost of securities sold is based on the specific identification method. We include interest earned on securities in interest income.

Investments in Unconsolidated Affiliates

Investments in Unconsolidated Affiliates

We generally use the equity method of accounting for affiliates in which our investment ownership ranges from 20% to 50% and over which we exercise significant influence. Currently, all of our significant investments in affiliates that are not consolidated are recorded using the equity method.

Accounts Receivable

Accounts Receivable

Accounts Receivable—Trade, Net

A summary of contract receivables is as follows:

We expect to invoice our unbilled receivables once certain milestones or other metrics are reached, and we expect to collect all unbilled amounts. We believe that our provision for losses on uncollectible accounts receivable is adequate for our credit loss exposure.

	December 31, 2014	December 31, 2013
	(in thousands)
Contract receivables:
Contracts in progress	$106,174	$192,745
Completed contracts	34,698	77,248
Retainages	28,586	127,698
Unbilled	4,303	14,571
Less allowances	(30,391)	(30,404)
Accounts receivable—trade, net	$143,370	$381,858

The following amounts represent retainages on contracts:

	December 31, 2014	December 31, 2013
	(in thousands)

Retainages expected to be collected within one year	$28,586	$127,698
Retainages expected to be collected after one year	137,468	65,365

Total retainages	$166,054	$193,063

We have included in accounts receivable—trade, net, retainages expected to be collected in 2015. Retainages expected to be collected after one year are included in other assets. Of the long-term retainages at December 31, 2014, we expect to collect $86.0 million in 2016 and $51.5 million in 2017.

Accounts Receivable—Other

A summary of accounts receivable—other is as follows:

	December 31, 2014	December 31, 2013
	(In thousands)
Other taxes receivable	$31,392	$14,934
Receivables from unconsolidated affiliates	20,061	36,181
Accrued unbilled revenue	15,442	15,696
Intercompany unbilled cost	3,978	5,373
Employee receivables	4,336	4,532
Foreign currency forward contracts	1,173	11,641
Other	4,706	916
Accounts receivable-other	$81,088	$89,273

Employee receivables are expected to be collected within 12 months, and any allowance for doubtful accounts on our accounts receivable—other is based on our estimate of the amount of probable losses due to the inability to collect these amounts (based on historical collection experience and other available information). As of December 31, 2014 and December 31, 2013, no such allowance for doubtful accounts was recorded.

Contracts in Progress and Advance Billings on Contracts

Contracts in Progress and Advance Billings on Contracts

Contracts in progress were $357.6 million and $426.0 million at December 31, 2014 and December 31, 2013, respectively. Advance billings on contracts were $199.9 million and $278.9 million at December 31, 2014 and December 31, 2013, respectively. A detail of the components of contracts in progress and advance billings on contracts is as follows:

	December 31, 2014	December 31, 2013
	(In thousands)
Costs incurred less costs of revenue recognized	$90,191	$65,113
Revenues recognized less billings to customers	267,426	360,873
Contracts in Progress	$357,617	$425,986

Billings to customers less revenue recognized	$578,896	$466,205
Costs incurred less costs of revenue recognized	(379,031)	(187,276)
Advance Billings on Contracts	$199,865	$278,929

Other Non-Current Assets

Other Non-Current Assets

We have included debt issuance costs in other non-current assets. The current portion of debt-issuance costs has been included in other current assets. We amortize debt issuance costs as interest expense on a straight-line basis over the life of the related debt. The following summarizes the changes in the carrying amount of these assets:

	Year ended December 31, 2014	Year ended December 31, 2013
	(In thousands)
Balance at beginning of period	$14,951	$13,761
Debt issuance costs	47,737	4,905
Former Credit Agreement debt issuance cost write off	(11,913)	—
Amortization of interest expense	(10,999)	(3,715)
	39,776	14,951
Less: Current portion	(12,936)	—
Noncurrent portion	$26,840	$14,951

Also included in other non-current assets are long-term deferred drydock expenses, long-term prepaid rent and other prepaid expenses.

Fair Value of Financial Instruments

Fair Value of Financial Instruments

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date. An established hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors that market participants would use in valuing the asset or liability.

Fair value is estimated by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

•	Level 1—inputs are based on quoted prices for identical instruments traded in active markets.
•

Level 2—inputs are based on quoted prices for similar instruments in active markets, quoted prices for similar or identical instruments in inactive markets and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets and liabilities.

•

Level 3—inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models and similar valuation techniques.

The carrying amounts that we have reported for financial instruments, including cash and cash equivalents, accounts receivables and accounts payable approximate their fair values. See Note 7 for additional information regarding fair value measurements.

Derivative Financial Instruments

Derivative Financial Instruments

Our worldwide operations give rise to exposure to changes in certain market conditions, which may adversely impact our financial performance. When we deem it appropriate, we use derivatives as a risk management tool to mitigate the potential impacts of certain market risks. The primary market risk we manage through the use of derivative instruments is movement in foreign currency exchange rates. We use foreign currency derivative contracts to reduce the impact of changes in foreign currency exchange rates on our operating results. We use these instruments to hedge our exposure associated with revenues and/or costs on our long-term contracts and other cash flow exposures that are denominated in currencies other than our operating entities’ functional currencies. We do not hold or issue financial instruments for trading or other speculative purposes.

In certain cases, contracts with our customers contain provisions under which some payments from our customers are denominated in U.S. Dollars and other payments are denominated in a foreign currency. In general, the payments denominated in a foreign currency are designed to compensate us for costs that we expect to incur in such foreign currency. In these cases, we may use derivative instruments to reduce the risks associated with foreign currency exchange rate fluctuations arising from differences in timing of our foreign currency cash inflows and outflows. We recognize all derivatives at fair value on the balance sheet. Derivatives that are not accounted for as hedges under ASC 815 - Derivatives and Hedging, are adjusted to fair value and such changes are reflected through the results of operations. If the derivative is designated as a hedge, depending on the nature of the hedge, changes in the fair value of derivatives are either offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income (loss) until the hedged item is recognized in earnings. See Note 5 for additional information regarding derivative financial instruments.

The ineffective portion of a derivative’s change in fair value and any portion excluded from the assessment of effectiveness are immediately recognized in earnings. Gains and losses on derivative financial instruments that are immediately recognized in earnings are included as a component of gain (loss) on foreign currency-net in our consolidated statements of operations.

Concentration of Credit Risk

Concentration of Credit Risk

Our principal customers are businesses in the offshore oil and gas industry. This concentration of customers may impact our overall exposure to credit risk, either positively or negatively, in that our customers may be similarly affected by changes in economic or other conditions. In addition, we and many of our customers operate worldwide and are therefore exposed to risks associated with the economic and political forces of various countries and geographic areas. We generally do not obtain any collateral for our receivables. See Note 11 for additional information about our operations in different geographic areas.

Foreign Currency Translation

Foreign Currency Translation

We translate assets and liabilities of our foreign operations, other than operations in highly inflationary economies, into U.S. Dollars at year-end exchange rates, and we translate income statement items at average exchange rates for the periods presented. We record adjustments resulting from the translation of foreign currency financial statements as a component of other comprehensive income (loss), net of tax.

Capitalization of Interest Cost

Capitalization of Interest Cost

We incurred interest of $85.4 million and capitalized, primarily on the vessels under construction, $23.9 million of interest in the year ended December 31, 2014. We incurred and capitalized $8.9 million and $8.6 million of interest in the years ended December 31, 2013 and 2012, respectively.

Earnings per Share

Earnings per Share

We have computed earnings per common share on the basis of the weighted average number of common shares, and, where dilutive, common share equivalents, outstanding during the indicated periods. See Note 10 for our earnings per share computations.

Accumulated Other Comprehensive Loss

Accumulated Other Comprehensive Loss

Components of accumulated other comprehensive income (loss) (“AOCI”) have been restated to reflect the retrospective change in accounting method for recognizing actuarial gain and losses related to pension and postretirement benefit plans.

The components of AOCI included in stockholders’ equity are as follows:

	December 31, 2014	December 31, 2013
	(In thousands)

Foreign currency translation adjustments	$(15,212)	$(2,562)
Net gain on investments	241	238
Net loss on derivative financial instruments	(82,837)	(45,386)
Accumulated other comprehensive loss	$(97,808)	$(47,710)

The following tables present the components of AOCI and the amounts that were reclassified during the period:

	Foreign currency translation gain (loss)	Unrealized holding gain (loss) on investments	Deferred gain (loss) on derivatives(1)		TOTAL
	(in thousands)

Balance, January 1, 2013	$(3,366)	$(2,316)	$11,735		$6,053

Other comprehensive income (loss) before reclassification	804	920	(52,781)		(51,057)
Amounts reclassified from AOCI	—	1,634	(4,340)	(2)	(2,706)
Net current period other comprehensive income (loss)	804	2,554	(57,121)		(53,763)

Balance, December 31, 2013	$(2,562)	$238	$(45,386)		$(47,710)

Other comprehensive income (loss) before reclassification	(9,250)	3	(65,503)		(74,750)
Amounts reclassified from AOCI	(3,400)	—	28,052	(2)	24,652
Net current period other comprehensive income (loss)	(12,650)	3	(37,451)		(50,098)

Balance, December 31, 2014	$(15,212)	$241	$(82,837)		$(97,808)

(1)	Refer to Note 6 for additional details
(2)	Reclassified to cost of operations and gain on foreign currency, net

Stock-Based Compensation

Stock-Based Compensation

Equity instruments are measured at fair value on the grant date. Stock-based compensation expense is generally recognized on a straight-line basis over the requisite service periods of the awards. We use a Black-Scholes model to determine the fair value of certain share-based awards, such as stock options. Additionally, we use a Monte Carlo model to determine the fair value of certain share-based awards that contain market and performance-based conditions. The use of these models requires highly subjective assumptions, such as assumptions about the expected life of the award, vesting probability, expected dividend yield and the volatility of our stock price.

Property, Plant and Equipment

Property, Plant and Equipment

We carry our property, plant and equipment at depreciated cost. Except for major marine vessels, we depreciate our property, plant and equipment using the straight-line method, over estimated economic useful lives of eight to 33 years for buildings and three to 28 years for machinery and equipment. We do not depreciate property, plant and equipment classified as held for sale.

We depreciate major marine vessels using the units-of-production method based on the utilization of each vessel. Our units-of-production method of depreciation involves the calculation of depreciation expense on each vessel based on the product of actual utilization for the vessel for the period and the applicable daily depreciation value (which is based on vessel book value, standard utilization and vessel life) for the vessel. Our actual utilization is determined based on the actual days that the vessel was working or otherwise actively engaged (other than in transit between regions) under a contract, as determined by daily vessel operating reports prepared by the crew of the vessel. Our standard utilization is determined by vessel at least annually based on recent actual utilization combined with an expectation of future utilization, both of which allow for idle time. We ensure that a minimum amount of accumulated depreciation of at least 50% of equivalent life-to-date straight-line depreciation is recorded. Additionally, in periods of very low utilization, a minimum amount of depreciation expense of at least 25% of an equivalent straight-line depreciation expense (which is based on an initial 25-year life) is recorded.

Our depreciation expense was $93.2 million, $84.6 million and $86.4 million for the years ended December 31, 2014, 2013 and 2012, respectively.

A summary of property, plant and equipment by asset category is as follows:

	Year Ended December 31,
	2014	2013
	(In thousands)
Marine Vessels	$1,241,105	$1,089,121
Construction Equipment	496,557	576,855
Construction in Progress	435,447	408,705
Buildings	159,623	161,407
All other	140,831	131,598
Total Cost	$2,473,563	$2,367,686
Accumulated Depreciation	(830,467)	(889,009)
Net Book Value	$1,643,096	$1,478,677

We capitalize drydocking costs in other assets when incurred and amortize the costs over the period of time between drydockings, which is generally three to five years. We expense the costs of other maintenance, repairs and renewals, which do not materially prolong the useful life of an asset, as we incur them.

Impairment Review

Impairment Review

We review goodwill for impairment on an annual basis or more frequently if circumstances indicate that impairment may exist. The annual impairment review involves comparing the fair value to the net book value of each applicable reporting unit and, therefore, is significantly impacted by estimates and judgments.

We recorded a goodwill impairment charge of approximately $46.7 million in the fourth quarter of 2013 in our consolidated statements of operations. This amount represented the total amount of our goodwill, which was primarily related to a 2007 acquisition.

We review our tangible and intangible long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If an evaluation is required, the fair value of each applicable asset is compared to its carrying value. Factors that impact our determination of potential impairment include forecasted utilization of equipment and estimates of forecasted cash flows from projects expected to be performed in future periods. Our estimates of cash flow may differ from actual cash flow due to, among other things, economic conditions or changes in operating performance. Any changes in such factors may negatively affect our business segments and result in future asset impairments. During the year ended December 31, 2014, we determined that certain of our intangible assets were fully impaired and recorded an impairment charge of approximately $1.7 million in the quarter ended December 31, 2014.

In June 2014, we cancelled a pipelay system originally intended for the CSV 108, which resulted in a $10.7 million improvement to the cancellation cost estimate included in the $37.8 million of vessel-impairment charges recognized during the year ended December 31, 2013.

Based on market conditions and expected future utilization of our entire marine fleet, we recognized impairment charges totaling approximately $37.8 million during the year ended December 31, 2013 in our consolidated statements of operations related to the cancellation of in-progress upgrades to one of our existing marine vessels and the deferral of a portion of the scope of work relating to one of our marine vessels under construction. We used appraised values and discounted future cash flows associated with the assets to determine the impairment amounts. Appraised values and discounted cash flows involve significant management judgments.

We did not recognize any impairment for the year ended December 31, 2012.

Income Taxes

Income Taxes

We provide for income taxes based on the tax laws and rates in the countries in which we conduct our operations. MII is a Panamanian corporation that earns all of its income outside of Panama. As a result, we are not subject to income tax in Panama. We operate in various taxing jurisdictions around the world. Each of these jurisdictions has a regime of taxation that varies, not only with respect to nominal rates, but also with respect to the basis on which these rates are applied. These variations, along with changes in our mix of income or loss from these jurisdictions, may contribute to shifts, sometimes significant, in our effective tax rate.

We believe that our deferred tax assets recorded as of December 31, 2014 are realizable through carrybacks, future reversals of existing taxable temporary differences and future taxable income. We record a valuation allowance to reduce our deferred tax assets to the amount that is more likely than not to be realized. If we subsequently determine that we will be able to realize deferred tax assets in the future in excess of our net recorded amount, the resulting adjustment would increase earnings for the period in which such determination was made. We will continue to assess the adequacy of the valuation allowance on a quarterly basis. Any changes to our estimated valuation allowance could be material to our consolidated financial condition and results of operations. See Note 9 for additional disclosures relating to income taxes.

Insurance and Self-Insurance

Insurance and Self-Insurance

Our wholly owned “captive” insurance subsidiary provides coverage for our retentions under employer’s liability, general and products liability, automobile liability and workers’ compensation insurance and, from time to time, builder’s risk and marine hull insurance within certain limits. We may also have business reasons in the future to arrange for our insurance subsidiary to insure other risks which we cannot or do not wish to transfer to outside insurance companies. Premiums charged and reserves related to these insurance programs are based on the facts and circumstances specific to the insurance claims, our past experience with similar claims, loss factors and the performance of the outside insurance market for the type of risk at issue. The actual outcome of insured claims could differ significantly from estimated amounts. We maintain actuarially determined accruals in our consolidated balance sheets to cover self-insurance retentions for the coverages discussed above. These accruals are based on various assumptions developed utilizing historical data to project future losses. Loss estimates in the calculation of these accruals are adjusted as required based upon actual claim settlements and reported claims. We reduced our self-insurance accruals, primarily due to fewer and less severe Workers’ Compensation claims, by $8.0 million, $7.2 million and $6.8 million during the years ended December 31, 2014, 2013 and 2012, respectively, and recognized these reductions in cost of operations in our consolidated statements of operations.

Recently Issued Accounting Standards

Recently Issued Accounting Standards

In August 2014, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). Currently, there is no guidance in effect under U.S. GAAP regarding management’s responsibility to assess whether there is substantial doubt about an entity’s ability to continue as a going concern. Under ASU 2014-15, we will be required to assess our ability to continue as a going concern each interim and annual reporting period and provide certain disclosures if there is substantial doubt about our ability to continue as a going concern, including management’s plan to alleviate the substantial doubt. ASU 2014-15 is effective for annual periods ending after December 15, 2016 and interim periods thereafter with early adoption permitted. We are currently assessing the impact of the adoption of ASU 2014-15 on our future financial statements and related disclosures.

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers”. This ASU will supersede most of the existing revenue recognition requirements in U.S. GAAP and will require entities to recognize revenue at an amount that reflects the consideration to which an entity expects to be entitled in exchange for transferring goods or services to a customer. It also requires significantly expanded disclosures regarding the qualitative and quantitative information of an entity’s nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. ASU No. 2014-09 will be effective for us for annual and interim reporting periods beginning after December 15, 2016, with early application not permitted. We have the choice to apply it either retrospectively to each reporting period presented or by recognizing the cumulative effect of applying it at the date of initial application (January 1, 2017) and not adjusting comparative information. We are currently evaluating the requirements of this ASU and have not yet determined its impact on our consolidated financial statements.

In April 2014, the FASB issued ASU No. 2014-08, “Presentation of Financial Statements and Property, Plant, and Equipment — Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity”, which amends the definition of a discontinued operation by raising the threshold for a disposal to qualify as discontinued operations. ASU 2014-08 will also require entities to provide additional disclosures about discontinued operations as well as disposal transactions that do not meet the discontinued operations criteria. The pronouncement is effective prospectively for all disposals (except disposals classified as held for sale before the adoption date) or components initially classified as held for sale in periods beginning on or after December 15, 2014. We have assessed the impact of the adoption of ASU 2014-08 and have determined that it has no impact on the presented financial statements and related disclosures.